WISDOMTREE TRUST

Supplement Dated June 10, 2016

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree Global Real Return Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Global Real Return Fund (the “Fund”).

Effective June 3, 2016, the following additional individuals serve as portfolio managers of the WisdomTree Global Real Return Fund (RRF):

Portfolio Managers

Michael C. Buchanan, Deputy Chief Investment Officer and has been employed as an investment professional with Western Asset Management during the past five years. Mr. Buchanan has 25 years of investment experience. Mr. Buchanan, has been a portfolio manager of the Fund since June 2016.

Mark Lindbloom is a Portfolio Manager of Western Asset and has been employed by Western Asset since 2005. Prior to that time, Mr. Lindbloom held the position of Portfolio Manager for Citigroup Asset Manager for over 20 years. Mr. Lindbloom is a member of Western Asset’s U.S. Broad Strategy Committee and Market & Credit Risk Committee. Mr. Lindbloom is a graduate of Rider University and received his MBA from Pace University. Mr. Lindbloom has been a portfolio manager of the Fund since June 2016.

All references to Christopher Orndorff in the Prospectuses and SAI are hereby deleted.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 (9 a.m. to 6 p.m. Eastern Time) or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE